UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2016

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification No.
1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On September 26, 2016, DTE Energy Company (DTE Energy) announced the acquisition of midstream natural gas assets in the southwest portion of the Marcellus/Utica region (the Acquisition). A copy of the slide presentation associated with the Acquisition is furnished as Exhibit 99.1 to this report and will be available on DTE Energy's website, www.dteenergy.com on September 26, 2016. In the slide presentation, DTE Energy increased its 2016 operating earnings guidance range from $4.91 - $5.19 to $5.09 - $5.35 per share.

In its slide presentation and this filing, DTE Energy discusses 2016 operating earnings guidance. It is likely that certain items that impact the company's 2016 reported results will be excluded from operating results. Reconciliations to the comparable 2016 reported earnings guidance are not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 8.01. Other Events.

On September 26, 2016, DTE Energy executed an agreement with M3 Midstream LLC to acquire 100 percent of Appalachia Gathering Systems in Pennsylvania and agreements with M3 Appalachia Holdings, LLC and Vega Energy to acquire 55 percent of Stonewall Gas Gathering in West Virginia for a total aggregate amount of $1.3 billion. A copy of the press release is attached as Exhibit 99.2 to this report and is incorporated by reference.

The Acquisition is expected to be completed in October 2016, subject to various customary conditions, including, among others, the expiration or termination of the applicable Hart-Scott-Rodino Act waiting period.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

99.1     Slide Presentation of DTE Energy Company dated September 27, 2016.
99.2 Press Release of DTE Energy Company dated September 26, 2016.

Forward-Looking Statements:

This Form 8-K, the slide presentation (Exhibit 99.1) and the press release (Exhibit 99.2) contain forward-looking statements that are subject to various assumptions, risks and uncertainties. They should be read in conjunction with the “Forward-Looking Statements” section in the joint DTE Energy and DTE Electric Company (DTE Electric) 2015 Form 10-K and 2016 Forms 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric that discuss important factors that could cause DTE Energy's and DTE Electric's actual results to differ materially.

DTE Energy and DTE Electric expressly disclaim any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2016

DTE ENERGY COMPANY (Registrant)

/s/Peter B. Oleksiak Peter B. Oleksiak Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slide Presentation of DTE Energy Company dated September 27, 2016.
99.2	Press Release of DTE Energy Company dated September 26, 2016.